KENTUCKY INVESTORS, INC.
                                  200 CAPITAL AVENUE
                               FRANKFORT, KENTUCKY 40601


                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                TO BE HELD MAY 10, 2001


TO THE SHAREHOLDERS OF
KENTUCKY INVESTORS, INC.

  Notice is hereby given that the annual meeting of shareholders of Kentucky Investors, Inc., a Kentucky corporation, (the "Company") will be held at the Investors Heritage Life Insurance Company auditorium, Second and Shelby Streets, Frankfort, Kentucky 40601, on Thursday, May 10, 2001, at 11:00 A.M. (Eastern Daylight Time), for the following purposes:

 (1) To elect three Directors to hold office for a term of three years each or until their successors are duly elected and qualified; and

 (2) To transact such other business as may properly come before the meeting, or any adjournment thereof.

   The Board of Directors, in accordance with the By-laws, has fixed the close of business on March 23, 2001, as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. The stock transfer books will not be closed.

   It is hoped that you will attend the meeting, but if it is not your intention to be present, you are respectfully requested to sign, date and return the enclosed proxy immediately in the accompanying postage-prepaid envelope. The proxy is being solicited by and on behalf of the Board of Directors of the Company.

   Your attention is directed to the Company's 2000 annual report and to the proxy statement, both of which accompany this notice.

By Order of the Board of Directors
/s/
Wilma Yeary, FLMI/CPS, Secretary

P.O. Box 717
Frankfort, Kentucky 40602
April 12, 2001




                                 PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS, MAY 10, 2001

   The following information is furnished in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of Kentucky Investors, Inc. (the "Company" or "KII"), for use at the annual meeting of shareholders of the Company to be held at the Investors Heritage Life Insurance Company auditorium, Second and Shelby Streets, Frankfort, Kentucky 40601, on Thursday, May 10, 2001, at 11:00 A.M. (Eastern Daylight Time), and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.


PROXY MAY BE REVOKED
   A shareholder executing and returning the enclosed proxy may revoke such proxy at any time prior to exercise of the authority thereby given by giving written notice to the Secretary of the Company as provided by Kentucky Revised Statutes 271B.7-220(6).


COST AND METHOD OF SOLICITATION
   The Board of Directors intends to solicit proxies by use of the mails, and all costs of soliciting proxies for this annual meeting will be borne by the Company. The proxy statement and form of proxy will be mailed to the shareholders on April 12, 2001.


VOTING SECURITIES
   The Company has issued one class of capital stock. There are 1,445,397.160 shares outstanding of which 1,151,322.72 are entitled to one vote each, except that in election of Directors, cumulative voting rights apply as provided by Kentucky Revised Statutes 271B.7-280. Each shareholder shall have the right to cast as many votes in the aggregate as he is entitled to vote, multiplied by the number of Directors to be elected, and may cast the whole number for one candidate or distribute such votes among two or more candidates. Investors Heritage Life Insurance Company ("IHLIC"), 200 Capital Avenue, Frankfort, Kentucky 40601 holds directly 192,418 shares or 17% of the stock of the Company. Investors Underwriters, Inc. ("IUI"), 200 Capital Avenue, Frankfort, Kentucky 40601 owns 94,185 shares or 8% of the stock of the Company. IHLIC owns 603 shares or 96% of the stock of Investors Underwriters, Inc. HLW Investment Corp., 200 Capital Avenue, Frankfort, Kentucky 40601 owns 140,620 shares or 12% of the Company. No other person is known by the Company to own of record, or beneficially, more than 5% of the Company's capital stock except as shown on the table below. The Board of Directors has fixed March 23, 2001, as the record date for determining those eligible to vote, and only such persons as are shareholders of record at the close of business on that day will be entitled to vote at such meeting, and at any adjournment thereof.


THE PURPOSE OF THE MEETING SHALL BE:
(1) To elect three Directors to hold office for a term of three years each or until their successors are duly elected and qualified; and
(2) To transact such other business as may properly come before the meeting, or any adjournment thereof.


ELECTION OF DIRECTORS
   The Articles of Incorporation provide that three Directors shall be elected at each annual meeting for a term of three years.

   The persons named in the proxy shall vote the shares represented by the proxies returned and duly executed in favor of the election of the three Directors named below, unless the authority is withheld, to hold office for terms of three years each or until their successors are duly elected and qualified. All nominees have consented to serve. In the event any of the persons named below shall not be available, proxies will be voted for such substitute nominee, or nominees, as the persons named in the proxy shall designate.

   The following information is given with respect to the nominees for election as Directors and for each of the other Directors whose terms will continue after the meeting except as noted. Each Director was elected to his present term of office by vote of the shareholders at an annual meeting except for Harold G. Doran who was elected on January 11, 2001 by the Board of Directors to fill the vacancy created by the resignation of long-time Director H. Glenn Doran. H. Glenn Doran resigned from the Board effective January 1, 2001 in conjunction with his retirement. Each of the Directors has had the business experience indicated for more than five years except for Gordon Duke and Harold G. Doran. In 1992 Mr. Duke became President of Court Key, Inc. From February, 1994 to February, 1998 Mr. Duke served as Executive Vice President, Asset Management Division for Webb Companies, Lexington, Kentucky. From March, 1999 to December, 2000. Mr. Duke was employed by the Commonwealth of Kentucky, Department of Financial Incentives, Cabinet for Economic Development and on January 1, 2001 Mr. Duke was employed by the Commonwealth of Kentucky, Agricultural Development Council. From 1977 to January, 2000 Harold G. Doran served in the following capacities: From May, 1977 to January, 2000 President and Director of Peoples Bank of Murray; from September, 1981 to January, 2000 Chairman of the Board of the Bank of Lyon County; from 1972 to January, 2000 Vice Chairman of the Board of Dees Bank of Hazel; and from 1985 to January, 2000 Director of the Bank of Livingston County. During 2000, the Doran family sold their banks and Mr. Doran has continued to assist the purchaser in the transition and is also an independent businessman.


                                             Number of Shares of Capital Stock
                                            of the Company Beneficially Owned,
                                       Directly or Indirectly, by Nominees and
                                       Other Directors as of December 31, 2000

Name, Position                                        Kentucky      Percentage
With the Company                  Director            Investors,     of Stock
& Business Experience             Since               Inc. (1)        Owned

NOMINEES:
a+Gordon Duke                      1991                178.2           (-)
Director. Commonwealth of
Kentucky, Agricultural
Development Council.
Director, IHLIC.  Age 55.

*+Robert M. Hardy, Jr.             1988                15,564.237      1%
bDirector & General Counsel.                           (2)
Director, Vice
President, General Counsel,
IHLIC. Age 43.

*+Harry Lee Waterfield II          1963                907,076.29      79%
bChairman of  the Board &                              (3)(4)(5)(6)
President. Chairman                                    (7)(8)(9)(10)
of the Board, President & Chief                        (11)(12)(13)
Executive Officer, IHLIC. Age 57.

Other Directors Whose Terms Will Continue After Meeting:

+Harold G. Doran                   2001                10              (-)
*Director.  Independent Investor.
Director, IHLIC. Age 47.

abJerry F. Howell                  1963                6,703.08        (-)
Director. Independent Investor.                        (14)
Director, IHLIC. Age 86.

a*Dr. Jerry F. Howell, Jr.         1983                34,893.76        3%
Director. Professor Emeritus,
Dept. of Biological and
Environmental Sciences,
Morehead State University.
Director, IHLIC. Age 59.

aDavid W. Reed                     1982                27,455.36         2%
Director.  Independent Businessman.
Age 46.

Helen S. Wagner                    1986                33,100            3%
Director. Real Estate Broker.                          (15)
Director, IHLIC.  Age 64.

All Directors and Officers as a Group:                 1,091,367.2

* Member of Executive Committee    a Member of Audit Committee
+ Member of Finance Committee      b Member of Nominating Committee
(-) Indicates less than 1%

(1) At December 31, 2000, 1,148,59.16 shares were outstanding and entitled to vote.
(2) Includes 8,237.28 shares of KII held in Trust by Farmers Bank and Capital Trust Company, Frankfort, Kentucky ("Farmers Bank") under Kentucky Investors, Inc. and Affiliated Companies 401(k) Savings Plan and Trust Agreement ("401(k) Plan").
(3) Mr. Waterfield II is part of a group which includes HLW Investment Corp., HLW Corporation, RoseGayle Waterfield Hardy, Nancy Waterfield Walton, Harry Lee Waterfield II Irrevocable Trust Funds 1, 2, 3 and 4, RoseGayle Waterfield Hardy, Nancy Waterfield Walton and Harry Lee Waterfield II Trust dated 12/22/76, IHLIC, IUI, TAP & CO. and KII Employee Retirement Plan.
(4) Includes 140,620 shares of KII owned by HLW Investment Corp. of which Mr. Waterfield II is an officer.
(5) Includes 42,632.08 shares of KII owned by HLW Corporation of which Mr. Waterfield II is an officer.
(6) Includes 15,222 shares of KII held in trust for the benefit of the children of Harry Lee Waterfield.
(7) Includes 18,723.893 shares of KII held in Trust by Farmers Bank under the 401(k) Plan.
(8) Includes 14,243.549 shares of KII held by Nancy Waterfield Walton - see Footnote (3).
(9) Includes 9,800.84 shares of KII held by RoseGayle Waterfield Hardy - see Footnote (3).
(10) Includes 192,418 shares of KII held by IHLIC and 94,185 shares of KII held by IUI. Mr. Waterfield II is Chairman of both companies. The corporations have the power to dispose of these shares.
(11) Includes 292,091.08 or 23% of the shares of KII, held in the name of TAP & CO. for the benefit of employees who participate in the 401(k) Plan. Mr. Waterfield II is a member of the Administrative Committee, which directs the voting of these shares.
(12) Includes 31,000 shares of KII owned by the Kentucky Investors, Inc., Employee Retirement Plan of which Mr. Waterfield II is a member of the Retirement Plan Committee.
(13) Includes 36,325 shares of KII held in the name of CEDE & Co., nominee for the twelve separate Irrevocable Trusts, three each (Funds 1, 2, 3 and 4) for Harry Lee Waterfield II, RoseGayle Waterfield Hardy and Nancy Waterfield Walton, respectively.
(14) Held under Jerry F. Howell, Sr. revocable living trust agreement dated 3-7-96.
(15) Includes 17,314.12 shares of KII held in an irrevocable trust for the benefit of the children of Helen S. Wagner.

   Meetings of the Board of Directors are held on call and there is an organizational meeting following the annual meeting of shareholders. The Board had nine meetings in 2000.

   The Board has an Executive Committee that exercises the power of the Board of Directors in management of the business affairs during intervals between meetings of the Board. The Board considers the actions of the Executive Committee and has approval and veto power over its actions. The Executive Committee met one time in 2000.

   The Board of Directors has provided for a Finance Committee that meets on call and reviews and makes recommendations concerning investments to the Board
of Directors.   The Finance Committee met six times in 2000.

   The Board of Directors has designated an Audit Committee that meets on call and reviews the work of the independent auditors, reviews internally prepared financial statements for unusual trends and/or financial account relationships and reviews the audit reports prepared by the departments of insurance and regulatory authorities in the various states in which the Company operates. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A. The Audit Committee met two times during 2000.

   The Board of Directors has provided for a Nominating Committee that meets on call and submits recommendations to the Board of Directors for members of the Board to be submitted to the shareholders for election. The Nominating Committee met two times in 2000.

   Although the Company does not have a Compensation Committee because it does not pay any of its executive officers a regular salary, the Board of Directors of IHLIC, a wholly-owned subsidiary, has provided for a Compensation Committee which determines the compensation of its executive officers. (See Compensation of Executive Officers Paid by the Corporation and its Subsidiaries.)

   No one attended fewer than 75% of the aggregate of the total number of Board and Committee meetings. The Directors were paid $100 for each Board Meeting.


REPORT OF THE AUDIT COMMITTEE
   The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

   The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                           Audit Committee Members
                 David W. Reed               Gordon C. Duke
                Jerry F. Howell          Dr. Jerry F. Howell, Jr.


SHAREHOLDER PROPOSALS FOR THE 2002 MEETING
  Shareholders who wish to suggest nominees or offer proposals intended to be presented at the 2002 annual meeting must forward this information to the Secretary of the Company no later than December 13, 2001.


COMPENSATION OF EXECUTIVE OFFICERS PAID BY THE CORPORATION AND ITS SUBSIDIARIES
   The Company does not pay any of its executive officers a regular salary; therefore, the Company does not have a Compensation Committee. The expense of the retirement plan to Kentucky Investors, Inc., for its executive officers is none. Seven executive officers of the Company, who also serve as Directors and/or officers of IHLIC were compensated by IHLIC. The following SUMMARY COMPENSATION TABLE sets forth each executive officer of the Company whose aggregate direct compensation received from IHLIC exceeded $100,000.

                                                         LONG TERM
                                                         COMPENSATION

                                                         AWARDS

NAME AND                        ANNUAL COMPENSATION      SECURITIES UNDERLYING
PRINCIPAL                                                OPTIONS/SARs
POSITION                   YEAR      SALARY($)    BONUS


Harry Lee Waterfield II    2000     $181,186(1)  $22,305     16,200
President, Chairman of     1999     $176,631(1)  $21,601
the Board & Chief          1998     $164,580(1)  $20,597
Executive Officer

Howard L. Graham           2000     $133,150(2)  $10,938      8,100
Vice President-            1999     $128,856(2)  $10,929
Corporate Services         1998     $121,460(1)  $10,542

Robert M. Hardy, Jr.       2000     $109,110(1)  $11,238      8,100
Vice President, General    1999     $105,210(1)  $10,827
Counsel & Director         1998     $ 93,198(1)  $10,414

(1) Amounts reported include director's fees from both IHLIC and KII and of contributions made by IHLIC under the 401(k) Plan. The Plan is available to all employees of IHLIC.
(2) Amounts reported include contributions made by the Company under the 401(k) Plan which is available to all employees of the company and contributions made by the Company to the Company's Deferred Compensation Plan which is available to eligible executive officers of the Company.


1999 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN
  The Kentucky Investors 1999 stock option and stock appreciation rights plan became effective as of September 16, 1999. The purpose of the 1999 stock option plan is to promote an increased interest in and a greater incentive to expand and improve profits, prosperity and welfare of Kentucky Investors. Kentucky Investors authorized for issuance a total of 250,000 shares of common stock under the 1999 stock option plan. The Kentucky Investors board granted options to purchase 75,000 shares of common stock at $23.00 per share.

  STOCK OPTIONS. Each stock option granted under the 1999 stock option plan entitles the holder to purchase the number of shares of common stock specified in the grant at the purchase price specified.

  The 1999 stock option plan authorizes the Kentucky Investors board or an Option Committee appointed by the Kentucky Investors board to grant non-qualified stock options under the Internal Revenue Code to Kentucky Investors' and its subsidiaries' key employees and non-employee directors.

  If an option granted under the 1999 stock option plan expires, is cancelled or is exchanged for a new option before a holder exercises the option in full, the shares reserved for the unexercised portion of the option will become available again for use under the 1999 stock option plan.

  The 1999 stock option plan contains a change in control provision which will permit the Kentucky Investors board or Option Committee to terminate existing options. Kentucky Investors will then pay to the holders of the terminated options cash equal to the difference between the fair market value of the terminated options prior to the change in control and the exercise price of the options. A change in control occurs at the time either a person becomes the beneficial owner of a greater percentage of the combined voting power of Kentucky Investors common stock than the Waterfield family members have, or the Waterfield family members' percentage ownership of Kentucky Investors common stock for voting purposes falls below 20%. The Waterfield family members mean Rose Gayle Waterfield Hardy, Nancy Waterfield Walton, Harry Lee Waterfield II, Chairman and President of Kentucky Investors, and any of their lineal descendants.

  STOCK APPRECIATION RIGHTS. Any stock appreciation right awarded under the 1999 stock option plan shall entitle the recipient to the number of shares, cash or combination of cash and shares equal to the product of the excess of the fair market value of one share over the exercise price per share specified in the stock appreciation right or related option times the number of shares for which the recipient shall exercise the right.

  GRANTS TO DIRECTORS AND EXECUTIVE OFFICERS. On September 24, 1999, the Kentucky Investors board granted to the following directors and executive officers of Kentucky Investors options to purchase 65,250 shares of the Kentucky Investors common stock, all of which vest on September 24, 2001 and expire on September 24, 2009. No grants were made during 2000.


STOCK OPTION GRANTS
     The following table sets forth information regarding options granted or assumed by the Company to the named executive officers during the year ended December 31, 1999. No options were granted or assumed by the Company in 2000. Each option represents the right to purchase one share of common stock. The Company has not granted any stock appreciation rights.

                       Option Grants in Last Fiscal Year

                               Individual Grants

            Number of  Percentages  Per share  Expiration   Potential realizable
            securities of total     exercise   date         value at assumed
Name        underlying options      price                   annual rates of
            options    granted                              stock price
            granted                                         appreciation for
            (# shares)                                      option term

                                                            5%       10%
Harry Lee
 Waterfield II   16,200   21.6%     $23.00     9/24/09     -(1)     -(1)
Howard L. Graham  8,100   10.8%     $23.00     9/24/09     -(1)     -(1)
Robert M.
 Hardy, Jr.       8,100   10.8%     $23.0      9/24/09     -(1)     -(1)


(1) The option exercise price exceeded the per share market value of our common stock at the grant date and no appreciation in excess of the option exercise price has occurred with respect to this option at this assumed annual rate of stock price appreciation.


OPTION EXERCISES AND HOLDINGS
   The following table sets forth information concerning the number and value of unexercised options held by each of the named executive officers at December 31, 2000. There were no option exercises by a named executive officer during 2000.


                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                          Number of securities           Value of unexercised
                          underlying unexercised         in-the-money options at
                          options at fiscal year end     fiscal year end (1)
                                (# shares)

          Shares
          acquired on
          exercise   Value
Name      (# shares) Realized  Exercisable Unexercisable Exercisable Exercisable

Harry Lee
 Waterfield II  0       $0         0           16,200        0         0
Howard L.
 Graham         0       $0         0            8,100        0         0
Robert M.
 Hardy, Jr.     0       $0         0            8,100        0         0

(1) The value of the in-the-money options is based on the $21.75 per share closing price of our common stock on the OTC Bulletin Board on December 31, 2000.


STOCK PERFORMANCE GRAPH
  The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to the Company's shareholders during the five year period ended December 31, 2000, as well as an overall stock market index (Russell 2000) and the Company's peer group index selected on an industry basis. The component companies utilized in the peer group include The Liberty Corp., Torchmark Corp. and UNUM Corp. The peer group utilized this year is identical to last year's peer group with the exception of ReliaStar Financial Corp., which was deleted due to the fact that it was acquired by ING Group., which is not a member of the peer group. Therefore, no financial data was available. The market capitalization of the peer group company is weighted in the performance graph.


                Comparison of Five-Year Cumulative Total Return*
            Kentucky Investors, Inc., Russell 2000 Index, Peer Group
                     (Performance results through 12/31/00)

The Performance Graph appears here.


              1995    1996    1997      1998     1999     2000
KINV         $100.00  $104.81 $130.83   $147.98  $205.50  $171.95
RUSSELL 2000 $100.00  $116.49 $142.55   $138.92  $168.45  $147.25
PEER GROUP   $100.00  $124.87 $195.24   $192.59  $130.09  $132.43

Assumes $100.00 invested at the close of trading 12/95 in KII common stock, Russell 2000 Index, and Peer Group.
*  Cumulative total return assumes reinvestment of dividends.
Source: Research Data Group.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.


AUDITORS
   Ernst & Young, LLP, Louisville, Kentucky, is the independent auditing firm for the Company and has been since 1981, including the most recent year of 2000. Fees for the last fiscal year were; annual audit - $77,000, audit related services - $88,000, and all other nonaudit services - $64,000.

   A representative is expected to be present at the shareholders' meeting with the opportunity to make a statement and will respond to appropriate questions. The services provided by Ernst & Young, LLP during 2000 consisted of the audit of the Company's financial statements and audit of the Company's employee benefit plans. No member of the firm of Ernst & Young, LLP has any relationship with the Company other than the usual relationship that exists between independent auditors and clients.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
   There were no other transactions to which the Company was or is to be a party, in which any officer or Director or nominee for election as Director had any direct or indirect material interest.

   At the date of this proxy statement, management knows of no other matters to come before the meeting. However, if any other matter properly comes before the meeting, it is the intention of the persons named in the proxy statement to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
KENTUCKY INVESTORS, INC.
/s/
Wilma Yeary, FLMI/CPS, Secretary
Frankfort, Kentucky
April 12, 2001


                                   APPENDIX A

                            KENTUCKY INVESTORS, INC.
                            AUDIT COMMITTEE CHARTER


ORGANIZATION
     This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors.

     The Committee shall be appointed by the Board of Directors and shall be comprised of three or more directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

     All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The Committee shall hold such regular meetings as necessary and such special meetings as may be called by the Chair or at the request of the independent auditors or the internal auditor.


RESPONSIBILITIES AND PROCESSES
     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee should take the appropriate actions to ensure that the Company is providing quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's
shareholders.  The Committee shall have the   ultimate authority and
responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the
written disclosures required by the Independence Standards Board.   Annually,
the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

     The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation of the independent auditors. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's systems of internal controls, and the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations. Among the items to be discussed in these meetings are any significant risks and exposures, audit activities and significant audit findings and the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair may represent the entire Committee for the purposes of this review.

     The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall review with management and the independent auditors the independent auditors' opinion rendered with respect to such financial statements. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.


--Proxy--             KENTUCKY INVESTORS, INC.                   --Proxy--
                 200 CAPITAL AVENUE, FRANKFORT, KENTUCKY 40601
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harry Lee Waterfield II and Jerry F. Howell, or either of them, attorneys with full power of substitution to vote as proxies for the undersigned at the annual meeting of shareholders of Kentucky Investors, Inc. to be held on May 10, 2001, or at any adjournment thereof, and vote as designated below with all powers the undersigned would possess, if present, upon matters described in the notice of annual meeting and proxy statement dated April 12, 2001 as follows:

Election of Directors

---------------FOR all nominees listed below (except as marked to the contrary below)

--------------- WITHHOLD AUTHORITY to vote for all nominees below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

     Gordon Duke         Robert M. Hardy, Jr.         Harry Lee Waterfield II

(2) On any other matter which may come before the meeting in accordance with their best judgment.

PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

To be counted this proxy must be signed, dated and received by the Corporate Secretary of Kentucky Investors, Inc., 200 Capital Avenue, P. O. Box 717, Frankfort, Kentucky 40602, on or before May 10, 2001.

This proxy when properly executed will be voted in accordance with instructions specified but in the absence of any instructions will be voted "FOR".
Please sign exactly as name appears on address. If shares of stock are held jointly, all joint owners should sign. If signing as attorney, administrator, executor, guardian, trustee or corporate officer, please add your title as such.


--------------------------------------------------------------
Shareholder's signature
Date ______________,  2001